UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3     Securities and Trading Markets
Item 3.03    Material Modifications to Rights of Security Holders
The information set forth in Item 5.03 below is incorporated herein in its entirety.

Section 5     Corporate Governance and Management
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Fourth Amended and Restated Trust Agreement
On October 29, 2026, the Board of Directors of Compass Group Diversified Holdings LLC (the “Company”) approved entry into the Fourth Amended and Restated Trust Agreement (the “Amended Trust Agreement”) of Compass Diversified Holdings (the “Trust”) among the Company, as sponsor, BNY Mellon Trust of Delaware, as Delaware trustee, and Elias J. Sabo and Stephen Keller, as regular trustees. The Amended Trust Agreement amended the Third Amended and Restated Trust Agreement of the Trust, dated as of August 3, 2021 and as further amended, to, among other things, (a) update provisions related to (i) the conduct of a meeting of shareholders, including allowing the board to adopt rules for conducting such meetings, (ii) the notice requirement for shareholder business and nominations, including requiring board interview of director nominees, expanded scope of disclosure of nominee and proposing shareholder information and compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) the notice requirement for the resignation and removal, and the appointment of the successor, of a trustee, including removing such notice requirements related to regular trustees, and (b) incorporate certain technical and clean-up changes as reflected in the remaining amendments.
Seventh Amended and Restated Operating Agreement
On October 29, 2026, the Board of Directors of the Company approved entry into the Seventh Amended and Restated Operating Agreement of the Company (the “Amended LLC Agreement”), between the Trust, as the holder of all trust interests of the Company, and Sostratus LLC, as the holder of all allocation interest of the Company. The Amended LLC Agreement amended the Sixth Amended and Restated Operating Agreement of the Company, dated as of August 3, 2021 and as further amended, to, among other things, (a) update provisions related to (i) the notice and quorum requirements for a meeting of directors, including allowing 24 hours’ notice by email under certain circumstances and increasing the quorum requirement from 35% to a majority of directors in office, (ii) the conduct of a meeting of the members of the Company, including allowing the board to adopt rules for conducting such meetings, and (iii) the notice requirement for member business and nominations, including requiring board interview of director nominees, expanded scope of disclosure of nominee and proposing member information and compliance with Rule 14a-19 under the Exchange Act, and (b) incorporate certain technical and clean-up changes as reflected in the remaining amendments.
The foregoing brief descriptions of the Amended Trust Agreement and the Amended LLC Agreement, both effective as of November 1, 2026, are not meant to be exhaustive and are qualified in their entirety by the Amended Trust Agreement and the Amended LLC Agreement, which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

3.1	Fourth Amended and Restated Trust Agreement of the Trust.

3.2	Seventh Amended and Restated Operating Agreement of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Elias J. Sabo

Elias J. Sabo
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Elias J. Sabo

Elias J. Sabo
Chief Executive Officer